EXHIBIT 10.144

REINSURANCE AGREEMENT
This agreement is made between the Liberty Mutual Insurance Company, Mutual Fire Insurance Company, Liberty Mutual (Bermuda) Ltd., Liberty Insurance Corporation, LM Insurance Corporation, The First Liberty Insurance Corporation and Lexco, Limited, collectively referred to as the COMPANY, and Liberty Northwest Insurance Corporation, referred to as the REINSURER.
It is the intent of this agreement that the Company, at the Reinsurers’s request, subject to the law of the jurisdiction of the Company’s domicile, will issue effective 1/1/93 binders and contracts of insurance in accordance with all of the Company’s rates, rules and forma filings. These binders and contracts of insurance will be identified by a policy prefix of –163.
ARTICLE I
REINSURING AGREEMENT AND NATURE OF PARTICIPATION
In consideration of the mutual covenants hereinafter contained the parties hereto agree that the REINSURER shall hereby reinsure the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and that nothing herein after shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.
The liability of the Reinsurer and all other benefits accruing to the Company, as provided in this Agreement or any amendments thereof, shall apply to the parties comprising the Company as a group and not separately to each of the parties. Payments by the Reinsurer under this Agreement to any of the parties comprising the Company shall constitute payment to the Company.
The Company shall cede to the Reinsurer and the Reinsurer shall accept from the company 100% of the liability of the Company under all policies, binders and contracts of insurance and/or reinsurance (hereafter referred to as “policies”) issued by or on behalf of the Company as accommodation business for Liberty Northwest Insurance Company.
The liability of the Reinsurer for each cession hereunder shall commence obligatory and simultaneously with that of the Company, subject to all the terms and conditions hereinafter set forth.

ARTICLE II
TERM
This Agreement shall become effective at 12:01 am, January 1, 1993, Local Standard Time and shall apply to loss or losses resulting from, incidents covered under policies written, renewed or with anniversaries on and after the aforementioned date. “Local Standard Time” shall mean Standard Time at the Home Office of the Company.
This Agreement shall be of an unlimited duration but may be canceled prior to the January 1 anniversary date by the Company giving 90 days prior written notice to the Reinsurer.
1.	In the event that this Agreement is terminated, the Reinsurer shall be liable for its share of the liability under all policies in force under the Agreement at the effective date of termination up to the natural expiration or prior termination date of said policies or for the next twelve months, whichever shall first occur. It is understood, however, that by giving notice in writing prior to the date of termination, the Company shall have the option of reassuming the liability in force as of the date of termination and all future liability of the Reinsurer shall cease as of such date.

2.	Except with respect to policies which, under applicable laws, may not be canceled mid-term except for specific reasons stated in law or a regulation of the governmental body having jurisdiction, the Company may terminate reinsurance in respect of any policy falling within the scope of the Agreement at any time by sending to the Reinsurer by registered mail to its principal office, notice stating the time and date when, not less than 30 days after the date of mailing of such notice, termination shall be effective. As to policies which are subject to limited cancellation laws as aforesaid, the Company may terminate reinsurance as respects any such policy at any anniversary thereof by sending to the Reinsurer by registered mail at its principal office, notice of such termination at least 60 days prior to the anniversary date of such policy. However, if the Company is obligated by law to continue for the duration of such period, reinsurance as respects such policy shall then terminate upon expiration of said fixed period.

Unless this Agreement has been terminated in accordance with this Article, the Company may not cancel, without prior approval of the Reinsurer, any individual policy covered by this Reinsurance Agreement, except for non-payment of premium for that individual policy or for a violation of any security requirement or at the request of the individual insured.

3.	When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis, less the Ceding Commission and/or Excise Tax, if applicable, previously allowed thereon.

Should at any time subsequent to the commencement of this Agreement either party:
(a)	lose the whole or any part of its paid-up Capital or Reserve Fund, as the case may be, or

(b)	go into liquidation or suffer the appointment of a Receiver or the presentation of a petition for the winding-up of its business, or

(c)	become acquired or controlled by or transfer its portfolio to any other company or corporation, or

(d)	have its license to conduct insurance business revoked, or

(e)	fail to comply in any manner whatsoever with the stipulations of this Agreement, then this Agreement may be terminated immediately by the other party at any time upon giving notice in writing to the remaining party.

4.	If any law or regulation of the federal, state, or local government of the United States or the rulings of officials having supervision over insurance companies should render illegal or materially change the undertaking of this Agreement as to risks located in the jurisdiction of such authority, the Company may upon written notice to the Reinsurer suspend, abrogate, or amend this Agreement insofar as it relates to risks located within such jurisdiction to such extent that it deems necessary. Such suspension, abrogation, or amendment of a portion of this Agreement shall in no way affect any other portion thereof.

5.	Should either party as a result of legislation or for any other reason fail to remit to the other party any amount due under this Agreement, this Agreement may be terminated immediately by the other party at any time upon giving notice in writing to the remaining party.

6.	In the event of termination of this Agreement in any of the circumstances detailed in paragraphs 4 and 5 of this Article, the Company shall have the option to back date the effective date of termination to the last day of the previous monthly statement.

7.	On the termination of this Agreement under the provisions of paragraph (3) (b) of this Article, the Company shall be entitled to retain all balances of account due to the Reinsurer until the business ceded under this Agreement shall have been completely wound-up and liquidated and all obligations of the Reinsurer hereunder duly discharged. In other cases of termination, the Company shall be entitled to retain balances only sufficient to cover outstanding losses and unexpired liability.

9.	In the event of the voluntary or compulsory liquidation of the Reinsurer, the Company shall have prior charge and lien on any moneys due to the Company hereunder, and the Company shall be a secured creditor to that extent.
ARTICLE III
ORIGINAL CONDITIONS
The reinsurance provided hereunder shall be subject to the same terms, rates, conditions, and waivers, and to the same modifications, alterations and cancellations as the respective policies, contracts, and binders of the Company. The Reinsurer shall be credited with its exact proportion of the original premiums received by the Company.
ARTICLE IV
CLAIMS AND LOSSES
The Reinsurer agrees to indemnify the Company for that part of the sums which the Company shall become legally obligated to pay under its policy(ies) as set out in Article I. For the purpose of this Agreement, if any underlying insurance policy(ies) listed do not contain a definition of “losses”, losses shall mean the sum of:
1.	All losses, including medical, actually paid;

2.	Reserves for unpaid losses as estimated by the Company, including IBNR reserves;

3.	Premiums on bonds paid for by the Company in accordance with provision of any policy(ies) listed in the Declaration made a part hereof;

4.	Interest accruing at the entry of judgment against an insured under any of the policies listed in the Declaration made a part hereof.

5.	Allocated loss adjustment expense including but not limited to:
a.	Attorney’s fees for claims in suit, threatened, or reasonably anticipated;

b.	Court Costs and other items or expense such as:
i.	medical examinations, laboratory, X-Ray and autopsy expense to determine the extent of the company’s liability, and

ii.	medical, expert and other witnesses at trials or hearings, stenographic costs and costs of copies of documents and transcripts.

6.	Expense incurred by the Company in seeking recovery from a third party less all loss and allocated loss adjustment expense amounts recovered from any third party.
In addition to Reinsurer’s obligations cited, the Reinsurer agrees to reimburse the Company for punitive, exemplary or extra-contractual damages whenever the ultimate loss includes such damages. The terms “punitive, exemplary or extra-contractual damages” are defined as those liabilities not included in the definition of loss which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense, or in the trial of any action against the Original Insured or in the preparation or prosecution of an appeal consequent upon such action.
The Company shall give notice as soon as practicable to the Reinsurer of any claim which they have reason to believe could involve this Contract. The Company shall keep the Reinsurer informed of all developments likely to affect the cost of any claim or claims hereunder. The Company may commence, continue, defend, settle or withdraw from actions, suits or prosecutions and generally do all such things relating to any claim or loss in which the Reinsurer is interested as, in the Company’s judgment, may be beneficial or expedient to both parties. All claim settlements made by the Company, provided that in the Company’s judgment same are within the terms of the original policies and within the terms of this Contract, shall be unconditionally binding upon the Reinsurer.
The share of the Reinsurer in any claim settlement shall be immediately payable by the Reinsurer to the Company upon reasonable evidence of the amount paid being given by the Company and such settlement amount is included in the monthly statement prepared by the Company and transmitted to the Reinsurer in accordance with Article V of this Agreement.
While the Reinsurer does not undertake to investigate or defend claims or suits, it shall nevertheless have the right and be given the opportunity to associate with the company and its representative, at its own expense, in the defense and control of any claim, suit or proceeding involving this Agreement, with the full cooperation of the Company.

ARTICLE V
PREMIUMS AND COMMISSIONS
Premiums shall be payable on the terms and conditions of this Agreement and any Endorsements attached hereto and made a part hereof.
1. Accounts Payable by the Company to the Reinsurer.
The Company agrees to pay the Reinsurer:
A.	An amount equal to the Reinsurance Premium less: Ceding Commission to include the ceding expense allowance outlined in Exhibit I and dividends paid on a direct basis to policyholders.
Plus;
B.	An amount equal to any additional Reinsurance premium which results from any premium audit on the Reinsured Policies and which is collected by the Company. Additional premium shall be proportionately reduced by Ceding Commission.
2.	Amounts Payable by the Reinsurer to the Company.

The Reinsurer agrees to pay to the Company:
A.	Loss(es) including those amounts defined in Article IV, except subparagraph 2, — Claims, and Losses

B.	An amount equal to any reduction in the Reinsurance premium resulting from any premium audit or cancellation on the Reinsured Policies.

C.	General Expense

D.	Unallocated Expense

E.	Premium and other taxes

F.	Expenses associated with involuntary/residual market charges

G.	Profit Commission

H.	Dividends as paid on a direct basis to policyholders.
The percentage (%) of items C, D, E, F and G as outlined in Exhibit I will be applied to the monthly reinsurance written premium ceded. These percentages will be adjusted on an annual basis at renewal to reflect the expected costs incurred by the Company.

3.	Timing and Transmittal of Information.

The Company shall prepare and transmit to the Reinsurer a monthly statement indicating the following:
A.	Calculation of amount payable by the Company to the Reinsurer in accordance with Section 1, and

B.	Calculation of amounts payable by the Reinsurer to the Company in accordance with Section 2.
Said statements shall be due and payable in cash or its equivalent thirty (30) days from the receipt of such statements.

4.	Currency.

All payments hereunder shall be made in United States currency.

Whenever the word “Dollar” or the “$” sign appears in this Agreement, they shall be construed to mean United States Dollars and all transactions under this Agreement shall be in United States Dollars.

Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.
ARTICLE VI
RESERVES AND SECURITY Requirement
The Reinsurer shall provide funding to the Company for reserves for unpaid losses, incurred but not reported losses, unearned premium reserves or paid loss recoverables on account of policies reinsured under this Agreement, by providing to the Company within sixty (60) days after this Agreement is signed a clean, irrevocable, and unconditional Letter of Credit, issued by a bank acceptable to the Company, to cover the sum of all such Reserves, (hereinafter referred to as “Reinsurer’s Obligations”). Such Letter of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless sixty (60) days prior to any expiration date the issuing bank shall notify the Company by certified mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period. The Letter of Credit shall contain all provisions prescribed by any insurance regulatory authority to enable the Company to receive credit in accounting and financial statements on account of policies reinsured under this Agreement. The Company agrees that thereafter it will forward to the Reinsurer on a monthly basis a specific statement showing the amount of Reinsurer’s Obligations for the sole purpose of amending the Letter of Credit, in the following manner:
(a)	if the statement shows that the Reinsurer’s Obligations exceed the balance of credit as of the statement date, this Reinsurer shall, within (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letter of Credit, increasing the amount of such credit by the amount of such difference;

(b)	If, however, the statement shows that the Reinsurer’s Obligations are less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit, reducing the amount of credit available by the amount of such excess credit.
     The Reinsurer and the Company agree that the Letter of Credit provided by the Reinsurer pursuant to this Agreement may be drawn upon at any time, notwithstanding any other provisions in this Agreement, and shall be utilized by the Company or its successors in interest, by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for one or more of the following:
(i)	to reimburse the Company for the Reinsurer’s share of premiums returned to the owners of policies reinsured under this Agreement on account of cancellations of such policies.

(ii)	to reimburse the Company for the Reinsurer’s share of losses paid by the Company under the terms and provisions of the policies reinsured under this Agreement.

(iii)	to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company’s liabilities for policies ceded under this Agreement. Such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred and unearned premiums reserves, and reserves for incurred but not reported losses.

(iv)	to pay any other amounts the Company claims are due under this Agreement.
In addition, the Reinsurer hereby agrees to maintain at all times a maximum ratio of 5 to 1 of gross earned premium to policyholders’ surplus. Gross earned premium is that part of the premium before any reinsurance or retrocession which has been used to provide coverage during the term of policies in force. Policyholders’ Surplus is the sum of paid in capital, paid in and contributed surplus, and net earned surplus, including voluntary contingency reserves. If said ratio is not maintained, at the Company’s option, either all losses covered under this agreement will be commuted in accordance with Article XV, or, the Reinsurer will immediately increase by 25% all trust amounts for policy (ies) covered by this Agreement.
ARTICLE VII
INSOLVENCY OF THE COMPANY OR REINSURER
The reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contacts reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, the liquidator or receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding; and during the pendency of such claim, the Company may investigate such claim and interpose, at their own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as a part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer.
The reinsurance shall be payable as herein before in the above paragraph provided except as otherwise provided by Section 411B (relating to Fidelity and Surety Risks) of the Insurance Law of New York at except (a) where the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company and (b) where the Reinsurer with the consent of the direct insured or insureds have assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.
In the event the Reinsurer shall become insolvent this Reinsurance Agreement shall automatically be terminated as of the date of insolvency.
ARTICLE VIII
INSPECTION
The Reinsurer may at any time during normal office hours inspect and take copies of such of the Company’s records and documents which relate to business covered under this Agreement. It is agreed that the Reinsurer’s right of inspection shall continue so long as either party has a claim against the other arising out of this Agreement.

ARTICLE IX
RIGHT OF OFFSET
The Reinsurer or the Company may offset any balance whether on account of premiums, commissions, losses or loss or claims expense due from one party to the other under this Agreement or under any other reinsurance agreement heretofore or hereafter entered into between the Reinsurer and the Company, whether acting as assuming reinsurer or ceding company.
ARTICLE X
ERRORS AND OMISSIONS
Any inadvertent acts, delays, omissions, or errors made in connection with this Agreement shall not be held to relieve either of the parties hereto from any liability which would have attached hereunder if such acts, delays, omissions or errors had not been made, provided such acts, delays, omissions or errors are rectified immediately upon discovery. It is further agreed that in all things coming within the scope of this Agreement the Reinsurer shall share to the extent of its interest the fortunes of the Company.
ARTICLE XI
SERVICE OF SUIT
In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder, the Reinsurer agrees that, at the request of the Company, the Reinsurer will submit to the jurisdiction of any court of competent jurisdiction in any State of the United States, will comply with all requirements necessary to give such court jurisdiction, and will abide by the final decision of such court, or of any Appellate court in the event of an appeal, with all relevant matters to be determined in accordance with the law and practice of such court. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.
It is further agreed that pursuant to any statute of any state, territory, or district of the United States, which makes provision therefor, the Reinsurer hereby designates the superintendent, commissioner or director of insurance, or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding arising out of this Agreement instituted by or on behalf of the Company or any beneficiary hereunder.

Further, it is agreed that if any statute of any state, territory or district of the United States does not allow service of process as heretofore outlined, the Reinsurer agrees that service of process may be made upon the firm of Schabe, Williamson & Wyatt. The firm of Schabe, Williamson & Wyatt is hereby authorized to accept any such suit, and upon the request of the Company to give a written undertaking to the Company that it will enter a general appearance on the Reinsurer’s behalf in the event that such a suit shall be instituted.
ARTICLE XII
ARBITRATION
As a condition precedent to any right of action hereunder, any dispute or difference arising between the parties out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Boston, Massachusetts unless otherwise agreed.
The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. In the event that either party should fail to choose an arbitrator within thirty (30) days following a written request by the other party to enter into arbitration, the requesting party may choose two arbitrators who shall in turn choose an umpire before entering upon arbitration. In the event the two arbitrators fail to agree on an umpire either party shall have the right to submit the matter to the American Arbitration Association subject to its rules in effect at that time.
Each party shall present its case to the arbitrators within sixty (60) days following the date of their appointment. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following the strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within sixty (60) days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all of the parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.
Each party shall bear the expense of its own arbitrator and shall equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceeding shall be allocated by the board.

ARTICLE XIII
CHOICE OF LAW
The validity, construction, interpretation and performance of this agreement, except as to rules with respect to credit for reinsurance in which case the rules of all applicable states shall apply, shall be governed by the law of the Commonwealth of Massachusetts, United States of America, exclusive of the Commonwealth’s rules with respect to conflicts of law.
ARTICLE XIV
MODIFICATION
This Reinsurance Agreement may not be altered, modified or amended in whole or part, in any way except by an instrument in writing signed by both parties.
ARTICLE XV
COMMUTATION
Within 60 months from expiration of each agreement year, and annually thereafter, the Company shall submit a statement to the Reinsurer listing amounts paid and reserved for all claims under this contract. This statement shall form the basis of an agreed value for all such losses. The amounts of reserves contained therein shall be calculated in accordance with the following criteria, except as may be mutually agreed:
1.	Mortality assumptions will be calculated from the latest available United States census tables as follows:

Survivor Benefits — Total Females

Disability Benefits — Total Males

2.	The annual interest discount percentage shall be an average (rounded to the nearest one-half percentage point) of the Company’s investment purchases for the three latest available calendar years.

3.	Remarriage expectations will be in accordance with the assumptions used by the National Council on Compensation Insurance in the statistical tables.

4.	For all future medical costs, an annuity calculation shall be based upon the Company’s evaluation of long term medical care and rehabilitation requirements, using an annual discount of 0% and an annual escalation of 0%.
The above criteria shall not apply to losses with future escalation of indemnity benefits as described below:
1.	Annuity values for “index-linked” benefits shall be calculated based upon an annual discount of 0% and an annual escalation of 0%.

2.	For “index-linked” benefits, remarriage expectations will not be used.
Except as may be mutually agreed for specific losses, these calculations shall be considered the final and agreed value of all known losses for the period of this Agreement. The Company and the Reinsurer may mutually agree to commute the claims in the manner above described, except where commutation is required by Article V of this Agreement, in which case the claims are required to be commuted in the manner herein prescribed without mutual agreement. A resulting payment, if any, shall be accepted by the Company in full settlement of the Reinsurer’s liability for all such losses. In the event that a loss is not reported to the Company until after the Company’s statement has been submitted, immediate notice of such loss shall be given to the Reinsurer in order that an agreed present value, or, if after a required commutation, a required present value, may be determined.
Terms and conditions regarding commutation, as outlined heretofore, will not expire with the termination of this Agreement.
ARTICLE XVII
Honorable Undertaking
This Agreement shall be construed as an honorable undertaking between the parties hereto not to be defeated by technical legal construction or poverty of language, the true intent of this Agreement continuing and being that the Reinsurer, in every case to which this Agreement applies, follows the fortunes of the Company.

IN WITNESS WHEREOF this present Agreement has been executed in duplicate by their respective officers duly authorized.
LIBERTY MUTUAL INSURANCE COMPANY
LIBERTY MUTUAL FIRE INSURANCE COMPANY
LIBERTY MUTUAL (BERMUDA) LTD.
LIBERTY INSURANCE CORPORATION
LM INSURANCE CORPORATION
THE FIRST LIBERTY INSURANCE CORPORATION
LEXCO LIMITED

This 17th day of December, 1993

BY	/s/

TITLE:	Duly Authorized Official

WITNESSED	/s/

LIBERTY NORTHWEST INSURANCE COMPANY

This 24th day of January, 1994

BY	/s/ David A. Davidson

TITLE:	EXECUTIVE VICE PRESIDENT

WITNESSED	/s/

DATED	1-24-94

EXHIBIT I
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance for 1993 Policy Year

	General		Premium &	Involuntary	Profit *
	Expense	ULAE	Other Taxes	Load	Margin	TOTAL
WORKERS’ COMPENSATION
Alabama	9.7%	5.5%	2.7%	28.9%	3.5%	50.3%
Alaska	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Arizona	9.7%	5.5%	2.7%	1.6%	3.5%	23.0%
Arkansas	9.7%	5.5%	2.7%	46.2%	3.5%	67.6%
California	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Colorado	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Connecticut	9.7%	5.5%	2.7%	6.0%	3.5%	27.4%
Delaware	9.7%	5.5%	2.7%	5.8%	3.5%	27.2%
District of Columbia	9.7%	5.5%	2.7%	9.6%	3.5%	31.0%
Florida	9.7%	5.5%	2.7%	24.4%	3.5%	45.8%
Georgia	9.7%	5.5%	2.7%	11.2%	3.5%	32.6%
Hawaii	9.7%	5.5%	2.7%	4.5%	3.5%	25.9%
Idaho	9.7%	5.5%	2.7%	2.1%	3.5%	23.5%
Illinios	9.7%	5.5%	2.7%	1.7%	3.5%	23.1%
Indiana	9.7%	5.5%	2.7%	3.3%	3.5%	24.7%
Iowa	9.7%	5.5%	2.7%	4.3%	3.5%	25.7%
Kansas	9.7%	5.5%	2.7%	24.6%	3.5%	46.0%
Kentucky	9.7%	5.5%	2.7%	26.4%	3.5%	47.8%
Louisiana	9.7%	5.5%	2.7%	151.1%	3.5%	172.5%
Maine	9.7%	5.5%	2.7%	374.7%	3.5%	396.1%
Maryland	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Massachusetts	9.7%	5.5%	2.7%	51.7%	3.5%	73.1%
Michigan	9.7%	5.5%	2.7%	3.3%	3.5%	24.7%
Minnesota	9.7%	5.5%	2.7%	S.P.	3.5%	21.4%
Mississippi	9.7%	5.5%	2.7%	33.0%	3.5%	54.4%
Missouri	9.7%	5.5%	2.7%	24.3%	3.5%	45.7%
Montana	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Nebraska	9.7%	5.5%	2.7%	11.1%	3.5%	32.5%
Nevada	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
New Hampshire	9.7%	5.5%	2.7%	17.5%	3.5%	38.9%
New Jersey	9.7%	5.5%	2.7%	15.1%	3.5%	36.5%
New Mexico	9.7%	5.5%	2.7%	23.6%	3.5%	45.0%
New York	9.7%	5.5%	2.7%	S.P.	3.5%	21.4%
North Carolina	9.7%	5.5%	2.7%	14.8%	3.5%	36.2%
North Dakota	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Ohio	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Oklahoma	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Oregon	9.7%	5.5%	2.7%	6.7%	3.5%	28.1%
Pennsylvania	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Rhode Island	9.7%	5.5%	2.7%	399.0%	3.5%	420.4%
South Carolina	9.7%	5.5%	2.7%	22.6%	3.5%	44.0%
South Dakota	9.7%	5.5%	2.7%	10.1%	3.5%	31.5%
Tennessee	9.7%	5.5%	2.7%	23.8%	3.5%	45.2%
Texas	9.7%	5.5%	2.7%	5.0%	3.5%	26.4%
Utah	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Vermont	9.7%	5.5%	2.7%	17.1%	3.5%	38.5%
Virginia	9.7%	5.5%	2.7%	17.0%	3.5%	38.4%
Washington	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
West Virginia	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
Wisconsin	9.7%	5.5%	2.7%	S.P.	3.5%	21.4%
Wyoming	9.7%	5.5%	2.7%	S.F.	3.5%	21.4%
COMMERCIAL AUTOMOBILE
All States	25.3%	6.0%	2.8%	5.0%	3.5%	42.6%
ALL OTHER COVERAGES (Lines)
All States	18.9%	10.7%	1.5%	0.0%	3.5%	34.6%
Source:
     NCCI Management Summary 1991 and Liberty Mutual — Internal Reporting.
Note:

*	Includes Credit Risk for Uncollectible Premium.

S.F. — State Fund	Prepared By: Reinsurance Acctg. — M.S.
S.P. — State Pool	10/27/93

The REINSURANCE AGREEMENT between the Liberty Mutual Insurance Companies referred to collectively in this contract as the Company and Liberty Northwest Insurance Corporation, referred to as the Reinsurer is amended effective 1/1/93.
Exhibit I-A replaces Exhibit I for all expenses associated with policies written and issued effective 1/1/93 through 12/31/93.
In WITNESS WHEREOF this amendment to the Reinsurance Agreement has been executed in duplicate by their respective officers duly authorized.
LIBERTY MUTUAL INSURANCE COMPANY
LIBERTY MUTUAL FIRE INSURANCE COMPANY
LIBERTY MUTUAL (BERMUDA) LTD.
LIBERTY INSURANCE CORPORATION
LM INSURANCE CORPORATION
THE FIRST LIBERTY INSURANCE CORPORATION
LEXCO LIMITED

This 22nd day of Sept. 1995

BY	/s/

TITLE	VICE PRESIDENT

LIBERTY NORTHWEST INSURANCE CORPORATION

This 1st day of August, 1995

BY	/s/ David A. Davidson

TITLE	EXECUTIVE VP

EXHIBIT I-A
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance for 1993 Policy Year

	Gen.		Prem.	Invol.	Profit
	Exp.	ULAE	Taxes	Load	Margin	TOTAL
WORKERS’ COMPENSATION
Alabama	9.7%	5.5%	2.7%	28.9%	3.5%	50.3%
Alaska	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Arizona	9.7%	5.5%	2.7%	1.6%	3.5%	23.0%
Arkansas	9.7%	5.5%	2.7%	46.2%	3.5%	67.6%
California	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Colorado	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Connecticut	9.7%	5.5%	2.7%	6.0%	3.5%	27.4%
Delaware	9.7%	5.5%	2.7%	5.8%	3.5%	27.2%
Dist. of Columbia	9.7%	5.5%	2.7%	9.6%	3.5%	31.0%
Florida	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Georgia	9.7%	5.5%	2.7%	11.2%	3.5%	32.6%
Hawaii	9.7%	5.5%	2.7%	4.5%	3.5%	25.9%
Idaho	9.7%	5.5%	2.7%	2.1%	3.5%	23.5%
Illinios	9.7%	5.5%	2.7%	1.7%	3.5%	23.1%
Indiana	9.7%	5.5%	2.7%	3.3%	3.5%	24.7%
Iowa	9.7%	5.5%	2.7%	4.3%	3.5%	25.7%
Kansas	9.7%	5.5%	2.7%	24.6%	3.5%	46.0%
Kentucky	9.7%	5.5%	2.7%	26.4%	3.5%	47.8%
Louisiana	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Maine	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Maryland	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Massachusetts	9.7%	5.5%	2.7%	51.7%	3.5%	73.1%
Michigan	9.7%	5.5%	2.7%	3.3%	3.5%	24.7%
Minnesota	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Mississippi	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Missouri	9.7%	5.5%	2.7%	24.3%	3.5%	45.7%
Montana	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Nebraska	9.7%	5.5%	2.7%	11.1%	3.5%	32.5%
Nevada	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
New Hampshire	9.7%	5.5%	2.7%	17.5%	3.5%	38.9%
New Jersey	9.7%	5.5%	2.7%	15.1%	3.5%	36.5%
New Mexico	9.7%	5.5%	2.7%	23.6%	3.5%	45.0%
New York	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
North Carolina	9.7%	5.5%	2.7%	14.8%	3.5%	36.2%
North Dakota	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Ohio	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Oklahoma	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Oregon	9.7%	5.5%	2.7%	6.7%	3.5%	28.1%

EXHIBIT I-A
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance for 1993 Policy Year

	Gen.		Prem.	Invol.	Profit
	Exp.	ULAE	Taxes	Load	Margin	TOTAL
WORKERS’ COMPENSATION
Pennsylvania	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Rhode Island	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
South Carolina	9.7%	5.5%	2.7%	22.6%	3.5%	44.0%
South Dakota	9.7%	5.5%	2.7%	10.1%	3.5%	31.5%
Tennessee	9.7%	5.5%	2.7%	23.8%	3.5%	45.2%
Texas	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Utah	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Vermont	9.7%	5.5%	2.7%	17.1%	3.5%	38.5%
Virginia	9.7%	5.5%	2.7%	17.0%	3.5%	38.4%
Washington	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
West Virginia	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Wisconsin	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
Wyoming	9.7%	5.5%	2.7%	0.0%	3.5%	21.4%
COMMERCIAL AUTOMOBILE
All States	25.3%	6.0%	2.8%	5.0%	3.5%	42.6%
ALL OTHER COVERAGES(Lines)
All States	18.9%	10.7%	1.5%	0.0%	3.5%	34.6%

Endorsement 1
The REINSURANCE AGREEMENT between the Liberty Mutual Insurance Companies referred to collectively in this contract as the Company and Liberty Northwest Insurance Corporation, referred to as the Reinsurer is amended effective 1/1/94.
Exhibit 2 replaces Exhibit I for all expenses associated with policies written and issued effective 1/1/94 through 12/31/94.
In WITNESS WHEREOF this amendment to the Reinsurance Agreement has been executed in duplicate by their respective officers duly authorized.
LIBERTY MUTUAL INSURANCE COMPANY
LIBERTY MUTUAL FIRE INSURANCE COMPANY
LIBERTY MUTUAL (BERMUDA) LTD.
LIBERTY INSURANCE CORPORATION
LM INSURANCE CORPORATION
THE FIRST LIBERTY INSURANCE CORPORATION
LEXCO LIMITED

This 22nd day of Sept. 1995

BY	/s/

TITLE	VICE PRESIDENT

LIBERTY NORTHWEST INSURANCE CORPORATION

This 1st day of August 1995

BY	/s/ David A. Davidson

TITLE	EXECUTIVE VP

EXHIBIT 2
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance for 1994 Policy Year

	Gen.		Prem.	Invol.	Profit
	Exp.	ULAE	Taxes	Load	Margin	TOTAL
WORKERS’ COMPENSATION
Alabama	7.18%	5.37%	3.11%	30.0%	3.5%	49.2%
Alaska	7.18%	5.37%	3.11%	2.2%	3.5%	21.4%
Arizona	7.18%	5.37%	3.11%	1.6%	3.5%	20.8%
Arkansas	7.18%	5.37%	3.11%	41.9%	3.5%	61.1%
California	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Colorado	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Connecticut	7.18%	5.37%	3.11%	6.4%	3.5%	25.6%
Delaware	7.18%	5.37%	3.11%	10.1%	3.5%	29.3%
Dist. of Columbia	7.18%	5.37%	3.11%	5.8%	3.5%	25.0%
Florida	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Georgia	7.18%	5.37%	3.11%	13.8%	3.5%	33.0%
Hawaii	7.18%	5.37%	3.11%	6.4%	3.5%	25.6%
Idaho	7.18%	5.37%	3.11%	0.8%	3.5%	20.0%
Illinios	7.18%	5.37%	3.11%	2.4%	3.5%	21.6%
Indiana	7.18%	5.37%	3.11%	3.2%	3.5%	22.4%
Iowa	7.18%	5.37%	3.11%	3.8%	3.5%	23.0%
Kansas	7.18%	5.37%	3.11%	18.2%	3.5%	37.4%
Kentucky	7.18%	5.37%	3.11%	40.8%	3.5%	60.0%
Louisiana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Maine	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Maryland	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Massachusetts	7.18%	5.37%	3.11%	31.5%	3.5%	50.7%
Michigan	7.18%	5.37%	3.11%	3.8%	3.5%	23.0%
Minnesota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Mississippi	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Missouri	7.18%	5.37%	3.11%	18.6%	3.5%	37.8%
Montana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Nebraska	7.18%	5.37%	3.11%	8.7%	3.5%	27.9%
Nevada	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New Hampshire	7.18%	5.37%	3.11%	34.8%	3.5%	54.0%
New Jersey	7.18%	5.37%	3.11%	16.1%	3.5%	35.3%
New Mexico	7.18%	5.37%	3.11%	10.8%	3.5%	30.0%
New York	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
North Carolina	7.18%	5.37%	3.11%	12.8%	3.5%	32.0%
North Dakota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Ohio	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Oklahoma	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Oregon	7.18%	5.37%	3.11%	2.5%	3.5%	21.7%

EXHIBIT 2
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance for 1994 Policy Year

	Gen.		Prem.	Invol.	Profit
	Exp.	ULAE	Taxes	Load	Margin	TOTAL
WORKERS’ COMPENSATION
Pennsylvania	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Rhode Island	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
South Carolina	7.18%	5.37%	3.11%	14.5%	3.5%	33.7%
South Dakota	7.18%	5.37%	3.11%	14.9%	3.5%	34.1%
Tennessee	7.18%	5.37%	3.11%	28.3%	3.5%	47.5%
Texas	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Utah	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Vermont	7.18%	5.37%	3.11%	19.2%	3.5%	38.4%
Virginia	7.18%	5.37%	3.11%	19.6%	3.5%	38.8%
Washington	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
West Virginia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Wisconsin	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Wyoming	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
All other W.C.	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
COMMERCIAL AUTOMOBILE
All States	5.50%	3.39%	2.55%	3.0%	3.5%	17.9%
ALL OTHER COVERAGES (Line)
All States	5.09%	7.67%	2.79%	0.0%	3.5%	19.1%

Endorsement 2
The REINSURANCE AGREEMENT between the Liberty Mutual Insurance Companies referred to collectively in this contract as the Company and Liberty Northwest Insurance Corporation, referred to as the Reinsurer is amended effective 1/1/95.
Exhibit 3 replaces Exhibit 2 for all expenses associated with policies written and issued effective 1/1/95 through 12/31/95.
In WITNESS WHEREOF this amendment to the Reinsurance Agreement has been executed in duplicate by their respective officers duly authorized.
LIBERTY MUTUAL INSURANCE COMPANY
LIBERTY MUTUAL FIRE INSURANCE COMPANY
LIBERTY MUTUAL (BERMUDA) LTD.
LIBERTY INSURANCE CORPORATION
LM INSURANCE CORPORATION
THE FIRST LIBERTY INSURANCE CORPORATION
LEXCO LIMITED

This 22nd day of Sept. 1995

BY	/s/

TITLE	VICE PRESIDENT

LIBERTY NORTHWEST INSURANCE CORPORATION

This 1st day of August, 1995

BY	/s/ David A. Davidson

TITLE	EXECUTIVE VP

EXHIBIT 3
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance for 1995 Policy Year

	Gen.		Prem.	Invol.	Profit
	Exp.	ULAE	Taxes	Load	Margin	TOTAL
WORKERS’ COMPENSATION
Alabama	7.18%	5.37%	3.11%	25.7%	3.5%	44.9%
Alaska	7.18%	5.37%	3.11%	4.0%	3.5%	23.2%
Arizona	7.18%	5.37%	3.11%	1.5%	3.5%	20.7%
Arkansas	7.18%	5.37%	3.11%	21.7%	3.5%	40.9%
California	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Colorado	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Connecticut	7.18%	5.37%	3.11%	4.7%	3.5%	23.9%
Delaware	7.18%	5.37%	3.11%	13.9%	3.5%	33.1%
Dist. of Columbia	7.18%	5.37%	3.11%	4.6%	3.5%	23.8%
Florida	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Georgia	7.18%	5.37%	3.11%	17.4%	3.5%	36.6%
Hawaii	7.18%	5.37%	3.11%	14.5%	3.5%	33.7%
Idaho	7.18%	5.37%	3.11%	0.8%	3.5%	20.0%
Illinios	7.18%	5.37%	3.11%	2.1%	3.5%	21.3%
Indiana	7.18%	5.37%	3.11%	1.9%	3.5%	21.1%
Iowa	7.18%	5.37%	3.11%	2.3%	3.5%	21.5%
Kansas	7.18%	5.37%	3.11%	14.3%	3.5%	33.5%
Kentucky	7.18%	5.37%	3.11%	45.4%	3.5%	64.6%
Louisiana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Maine	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Maryland	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Massachusetts	7.18%	5.37%	3.11%	23.4%	3.5%	42.6%
Michigan	7.18%	5.37%	3.11%	3.2%	3.5%	22.4%
Minnesota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Mississippi	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Missouri	7.18%	5.37%	3.11%	13.9%	3.5%	33.1%
Montana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Nebraska	7.18%	5.37%	3.11%	3.7%	3.5%	22.9%
Nevada	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New Hampshire	7.18%	5.37%	3.11%	34.0%	3.5%	53.2%
New Jersey	7.18%	5.37%	3.11%	17.1%	3.5%	36.3%
New Mexico	7.18%	5.37%	3.11%	6.6%	3.5%	25.8%
New York	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
North Carolina	7.18%	5.37%	3.11%	8.9%	3.5%	28.1%
North Dakota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Ohio	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Oklahoma	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Oregon	7.18%	5.37%	3.11%	1.8%	3.5%	21.0%

EXHIBIT 3
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance for 1995 Policy Year

	Gen.		Prem.	Invol.	Profit
	Exp.	ULAE	Taxes	Load	Margin	TOTAL
WORKERS’ COMPENSATION
Pennsylvania	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Rhode Island	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
South Carolina	7.18%	5.37%	3.11%	13.4%	3.5%	32.6%
South Dakota	7.18%	5.37%	3.11%	12.2%	3.5%	31.4%
Tennessee	7.18%	5.37%	3.11%	43.1%	3.5%	62.3%
Texas	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Utah	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Vermont	7.18%	5.37%	3.11%	18.4%	3.5%	37.6%
Virginia	7.18%	5.37%	3.11%	21.9%	3.5%	41.1%
Washington	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
West Virginia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Wisconsin	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Wyoming	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
COMMERCIAL AUTOMOBILE
All States	5.50%	3.39%	2.55%	3.0%	3.5%	17.9%
ALL OTHER COVERAGES (Line
All States	5.09%	7.67%	2.79%	0.0%	3.5%	19.1%

Endorsement 3
The REINSURANCE AGREEMENT between the Liberty Mutual Insurance Companies, referred to collectively in this contract as the Company, and Liberty Northwest Insurance Corporation, referred to as the Reinsurer, is amended effective 1/1/96.
EXHIBIT 4 replaces EXHIBIT 3 for all expenses associated with policies written and issued effective on and after 1/1/96.
In WITNESS WHEREOF this amendment to the Reinsurance Agreement has been executed in duplicate by their respective officers duly authorized.
LIBERTY MUTUAL INSURANCE COMPANY
LIBERTY MUTUAL FIRE INSURANCE COMPANY
LIBERTY MUTUAL (BERMUDA) LTD.
LIBERTY INSURANCE CORPORATION
LM INSURANCE CORPORATION
THE FIRST LIBERTY INSURANCE CORPORATION
LEXCO LIMITED

This 29th day of June, 1999

By	/s/ Illegible

TITLE	VICE PRESIDENT

WITNESSED	/s/ Lauren H. Covert

DATED	June 29, 1999

LIBERTY NORTHWEST INSURANCE COMPANY

This 26th day of May, 1998

By	/s/ David A. Davidson

TITLE	EXECUTIVE VICE PRESIDENT

WITNESSED	/s/

DATED	May 26, 1998

Exhibit 4
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance
Policy Year 1996

			Premium
	General		&	Involuntary	Profit*
	Expense	ULAE	Other Taxes	Load	Margin	TOTAL
WORKERS’ COMPENSATION
Alabama	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Alaska	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Arizona	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Arkansas	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
California	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Colorado	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Connecticut	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Delaware	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
District of Columbia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Florida	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Georgia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Hawaii	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Idaho	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Illinois	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Indiana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Iowa	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Kansas	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Kentucky	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Louisiana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Maine	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Maryland	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Massachusetts	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Michigan	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Minnesota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Mississippi	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Missouri	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Montana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Nebraska	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Nevada	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New Hampshire	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New Jersey	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New Mexico	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New York	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
North Carolina	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
North Dakota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Ohio	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Oklahoma	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Oregon	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Pennsylvania	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Rhode Island	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
South Carolina	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
South Dakota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Tennessee	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Texas	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Utah	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Vermont	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Virginia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Washington	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
West Virginia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Wisconsin	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Wyoming	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
All other W.C.	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
COMMERCIAL AUTOMOBILE
All States	5.5%	3.39%	2.55%	0.0%	3.5%	14.9%
ALL OTHER (GL)
All States	5.09%	7.67%	2.79%	0.0%	3.5%	19.1%

Note:	Prepared By: K. Heap
Date Prepared: 6/8/98
* Profit Margin to include uncollectible premium charge.	Filename: Lib. Northwest Comm-96

Endorsement 4
The REINSURANCE AGREEMENT between the Liberty Mutual Insurance Companies, referred to collectively in this contract as the Company, and Liberty Northwest Insurance Corporation, referred to as the Reinsurer, is amended effective 1/1/97.
EXHIBIT 5 replaces EXHIBIT 4 for all expenses associated with policies written and issued effective on and after 1/1/97.
In WITNESS WHEREOF this amendment to the Reinsurance Agreement has been executed in duplicate by their respective officers duly authorized.

LIBERTY MUTUAL INSURANCE COMPANY
LIBERTY MUTUAL FIRE INSURANCE COMPANY
LIBERTY MUTUAL (BERMUDA) LTD.
LIBERTY INSURANCE CORPORATION
LM INSURANCE CORPORATION
THE FIRST LIBERTY INSURANCE CORPORATION
LEXCO LIMITED

This 29th day of June, 1999

By	/s/
TITLE	VICE PRESIDENT

WITNESSED	/s/ Lauren H. Covert
DATED June 29, 1999

LIBERTY NORTHWEST INSURANCE COMPANY This 26th day of May, 1998
By	/s/ David A. Davidson
TITLE	EXECUTIVE VICE PRESIDENT

WITNESSED	/s/
DATED May 26, 1998

Exhibit 5
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance
Policy Year 1997

			Premium
	General		&	Involuntary	Profit *
	Expense	ULAE	Other Taxes	Load	Margin	TOTAL

WORKERS’ COMPENSATION
Alabama	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Alaska	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Arizona	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Arkansas	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
California	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Colorado	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Connecticut	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Delaware	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
District of Columbia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Florida	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Georgia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Hawaii	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Idaho	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Illinois	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Indiana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Iowa	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Kansas	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Kentucky	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Louisiana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Maine	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Maryland	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Massachusetts	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Michigan	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Minnesota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Mississippi	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Missouri	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Montana	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Nebraska	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Nevada	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New Hampshire	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New Jersey	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New Mexico	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
New York	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
North Carolina	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
North Dakota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Ohio	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Oklahoma	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Oregon	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Pennsylvania	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Rhode Island	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
South Carolina	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
South Dakota	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Tennessee	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Texas	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Utah	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Vermont	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Virginia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Washington	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
West Virginia	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Wisconsin	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
Wyoming	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
All other W.C.	7.18%	5.37%	3.11%	0.0%	3.5%	19.2%
COMMERCIAL AUTOMOBILE
All States	5.5%	3.39%	2.55%	0.0%	3.5%	14.9%
ALL OTHER (GL)
All States	5.09%	7.67%	2.79%	0.0%	3.5%	19.1%
Note:
*	Profit Margin to include uncollectible premium charge.
Prepared By: K. Heap
Date Prepared: 6/8/98
Filename: Lib. Northwest Comm-97

Endorsement 5
The REINSURANCE AGREEMENT between the Liberty Mutual Insurance Companies, referred to collectively in this contract as the Company, and Liberty Northwest Insurance Corporation, referred to as the Reinsurer, is amended effective 1/1/98.
EXHIBIT 6 replaces EXHIBIT 5 for all expenses associated with policies written and issued effective on and after 1/1/98.
In WITNESS WHEREOF this amendment to the Reinsurance Agreement has been executed in duplicate by their respective officers duly authorized.

LIBERTY MUTUAL INSURANCE COMPANY
LIBERTY MUTUAL FIRE INSURANCE COMPANY
LIBERTY MUTUAL (BERMUDA) LTD.
LIBERTY INSURANCE CORPORATION
LM INSURANCE CORPORATION
THE FIRST LIBERTY INSURANCE CORPORATION
LEXCO LIMITED

This 29th day of June, 1999

By	/s/
TITLE	VICE PRESIDENT

WITNESSED	/s/ Lauren H. Covert
DATED June 29, 1999

LIBERTY NORTHWEST INSURANCE COMPANY This 26th day of May, 1998
By	/s/ David A. Davidson
TITLE	EXECUTIVE VICE PRESIDENT

WITNESSED	/s/
DATED May 26, 1998

Exhibit 6
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance
Policy Year 1998

	General Expense	ULAE	Premium & Other Taxes	Involuntary Load	Profit * Margin	Total
WORKERS’ COMPENSATION
All States	10.7%	5.4%	3.1%	0.0%	3.5%	22.7%

COMMERCIAL AUTOMOBILE
All States	8.9%	3.4%	2.6%	0.0%	3.5%	18.4%

ALL OTHER
All States	8.6%	7.7%	2.8%	0.0%	3.5%	22.6%
Note:
*	Profit Margin to include uncollectible premium charge.
Prepared By: S. Petrillo
Date Prepared: 4/26/99
Filename: LNW Comm-99

Endorsement 6
The REINSURANCE AGREEMENT between the Liberty Mutual Insurance Companies, referred to collectively in this contract as the Company, and Liberty Northwest Insurance Corporation, referred to as the Reinsurer, is amended effective 1/1/99.
EXHIBIT 7 replaces EXHIBIT 6 for all expenses associated with policies written and issued effective on and after 1/1/99.
In WITNESS WHEREOF this amendment to the Reinsurance Agreement has been executed in duplicate by their respective officers duly authorized.

LIBERTY MUTUAL INSURANCE COMPANY
LIBERTY MUTUAL FIRE INSURANCE COMPANY
LIBERTY MUTUAL (BERMUDA) LTD.
LIBERTY INSURANCE CORPORATION
LM INSURANCE CORPORATION
THE FIRST LIBERTY INSURANCE CORPORATION
LEXCO LIMITED

This 29th day of June, 1999

By	/s/
TITLE	VICE PRESIDENT

WITNESSED	/s/ Lauren H. Covert
DATED June 29, 1999

LIBERTY NORTHWEST INSURANCE COMPANY This 6th day of November, 2000
By	/s/ David A. Davidson
TITLE	EXECUTIVE VICE PRESIDENT

WITNESSED	/s/
DATED 11-6-00

Exhibit 7
LIBERTY NORTHWEST CEDED ACCOMODATION BUSINESS
Ceding Expense Allowance
Policy Year 1999

	General Expense	ULAE	Premium & Other Taxes	Involuntary Load	Profit * Margin	Total
WORKERS’ COMPENSATION
All States	10.8%	7.8%	5.0%	0.0%	3.5%	27.1%

COMMERCIAL AUTOMOBILE
All States	10.5%	8.9%	2.8%	1.2%	3.5%	26.9%

GENERAL LIABILITY
All States	10.3%	6.0%	2.7%	0.0%	3.5%	22.5%

COMMERCIAL MULTI PERIL
All States	16.2%	6.3%	2.9%	0.0%	3.5%	28.9%

OTHER
All States	21.7%	6.1%	2.6%	0.0%	3.5%	33.9%
Note:
*	Profit Margin to include uncollectible premium charge.
Prepared By: S. Petrillo
Date Prepared: 4/26/99
Filename: LNW Comm-99